EXHIBIT 10.41
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                            INDEMNIFICATION AGREEMENT
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         Dated as of [Date] between Nexen Inc. ("NEXEN") and [Director or
Officer] (together with his or her estate, heirs, executors and legal representatives the "INDEMNIFIED PARTY")


BACKGROUND
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         (a)      The Indemnified Party:

                  (i)      is or has been a director or officer of Nexen;

                  (ii) is or has been, at the request of Nexen, a director or officer of a body corporate ("BODY CORPORATE"); or

                  (iii) is or has been, at the request of Nexen, a director or officer of or is acting or has acted in a similar capacity (and the Indemnified Party shall for purposes hereof be referred to as a director or officer in so acting or having acted) for a body corporate, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, joint venture or trust ("ENTITY");

                  (Nexen, any Body Corporate and any Entity being collectively the "CORPORATIONS" and any one of them being a "CORPORATION");

         (b) Nexen acknowledges that the Indemnified Party, acting in the capacity of director or officer, is required to make decisions and take actions in furtherance of the business and affairs of any Corporation which might have the result of attracting personal liability; and

         (c) It is in the best interests of Nexen to agree to indemnify the Indemnified Party from any and all liabilities, losses, costs, charges, expenses or damages sustained or incurred by the Indemnified Party acting in the capacity of director or officer of any Corporation;


AGREEMENT
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In consideration of the Indemnified Party having acted and continuing to act as a director or officer, the parties agree as follows:

1.       DUTY OF CARE

         (a) In accordance with the provisions of the CANADA BUSINESS CORPORATIONS ACT (the "ACT"), the Indemnified Party, in exercising his or her powers and discharging his or her duties as a director or officer of any Corporation, shall:

                  (i) act honestly and in good faith with a view to the best interests of the Corporation; and

                  (ii) exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

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         (b)      Each Corporation acknowledges that the Indemnified Party has complied with his or her duties under subsection 1(a) hereof if the Indemnified Party relied in good faith on:

                  (i) financial statements of the Corporation represented to the Indemnified Party by an officer of the Corporation or in a written report of the auditor of the Corporation fairly to reflect the financial condition of the Corporation; or

                  (ii) a report of a person whose profession lends credibility to a statement made by the professional person.

2.       DUTY TO COMPLY

         (a) The Indemnified Party shall comply with the Act, the regulations made in the Act, the articles of the Corporation, the by-laws of the Corporation and any unanimous shareholder agreement or partnership agreement respecting the Corporation.

         (b) Each Corporation acknowledges that the Indemnified Party has complied with his or her duties under subsection 2(a) hereof, if the Indemnified Party exercised the care, diligence and skill that a reasonably prudent person would have exercised in comparable circumstances, including reliance in good faith on:

                  (i) financial statements of the Corporation represented to the Indemnified Party by an officer of the Corporation or in a written report of the auditor of the Corporation fairly to reflect the financial condition of the Corporation; or

                  (ii) a report of a person whose profession lends credibility to a statement made by the professional person.

3.       DISCLAIMER OF LIABILITY

         The Indemnified Party shall not be liable for the acts, receipts, neglects, omissions or defaults of any other director or officer or any employee or agent of any Corporation or for any liabilities, damages, costs, charges or expenses sustained or incurred by any Corporation in the execution of the duties of his or her office, provided that nothing herein contained shall relieve the Indemnified Party of any liability for liabilities, damages, costs, charges or expenses suffered or incurred as a direct result of any acts, receipts, neglects, omissions or defaults of the Indemnified Party which are in contravention of the Act or any other applicable law.

4.       INDEMNITY

         (a) Except in respect of an action by or on behalf of a Corporation to procure a judgment in its favour, Nexen shall indemnify and save harmless the Indemnified Party from and against all liabilities, damages, costs, charges and expenses (including, without limitation, court fees, legal expenses and witness fees), including an amount paid to settle an action or satisfy a judgment or any fine or penalty levied, reasonably incurred by him or her in respect of any civil, criminal,

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                  administrative, investigative or other action, proceeding or inquiry of any nature, to which he or she is, directly or indirectly, a party by reason of being or having been a director or officer of any Corporation if:

                  (i) the Indemnified Party acted honestly and in good faith with a view to the best interests of the Corporation; and

                  (ii) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Indemnified Party had reasonable grounds for believing that his or her conduct was lawful.

         (b) For all purposes of this Agreement, a director or officer shall be conclusively deemed to have acted honestly and in good faith with a view to the best interests of the Corporation and to have had reasonable grounds for believing that his or her conduct was lawful, unless and until the applicable court hearing the action in which indemnity is sought determines in a final judgment that is non-appealable that the director or officer in question did not act honestly and in good faith with a view to the best interests of the Corporation or did not have reasonable grounds for believing that his or her conduct was lawful, as applicable.

         (c) In respect of an action by or on behalf of a Corporation to procure a judgment in its favour, to which the Indemnified Party is, directly or indirectly, a party by reason of being or having been a director or an officer of the Corporation, Nexen shall make an application at its expense for, and use its best efforts to obtain, approval of the Court of Queen's Bench of Alberta to indemnify and save harmless the Indemnified Party from and against all liabilities, damages, costs, charges and expenses (including, without limitation, court fees, legal expenses and witness fees) reasonably incurred by him or her in connection with such action, if the Indemnified Party fulfills the conditions set out in clauses 4(a)(i) and 4(a)(ii).

         (d) Notwithstanding the foregoing, Nexen shall indemnify and save harmless the Indemnified Party from and against any and all liabilities, damages, costs, charges and expenses (including, without limitation, court fees, legal expenses and witness fees) reasonably incurred by him or her in connection with any action or proceeding to which the Indemnified Party is, directly or indirectly, a party by reason of being or having been a director or officer of a Corporation (including, without limitation, an action or proceeding to enforce or interpret this Agreement), if the Indemnified Party was not judged by the court or other competent authority to have committed any fault or omitted to do anything that the Indemnified Party ought to have done and the Indemnified Party fulfills the conditions set out in clauses 4(a)(i) and 4(a)(ii).

         (e) For the purposes of this Agreement, the termination of any civil, criminal or administrative action or proceeding by judgment, order, settlement or conviction shall not, of itself, create a presumption either that the Indemnified Party did not act honestly and in good faith with a view to the best interests of the Corporation or that, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Indemnified Party did not have reasonable grounds for believing that his or her conduct was lawful.

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         (f)      Upon the Indemnified Party becoming, directly or indirectly, a party to any action, proceeding or inquiry of any nature referred to in paragraph 4(a), Nexen shall forthwith assume and pay, or reimburse the Indemnified Party for and indemnify and save harmless the Indemnified Party from and against, any and all costs, charges and expenses (including, without limitation, court fees, legal expenses and witness fees) referred to in paragraph 4(a). Such assumption, payment or reimbursement shall be made continuously and promptly after the Indemnified Party has advised Nexen of such costs, charges and expenses. If the outcome of such action, proceeding or inquiry establishes that the Indemnified Party were not entitled to indemnification of such costs, charges and expenses, then the Indemnified Party shall repay to Nexen all amounts paid by it to or for the benefit of such Indemnified Party under this paragraph 4(f) for which there was no entitlement to indemnification.

5.       INSURANCE

         (a) Unless otherwise agreed between the Parties hereto, Nexen shall purchase and maintain, or cause to be purchased and maintained, while the Indemnified Party remains a director or officer of a Corporation and for a period of six years thereafter, directors' and officers' errors and omissions insurance for the benefit of the Indemnified Party on terms no less favourable in terms of coverage and amounts, to the extent permitted by law and available on reasonable commercial terms, than such insurance maintained in effect by Nexen on the date hereof, provided that such insurance shall not apply to any liability incurred by the Indemnified Party relating to any failure by the Indemnified Party to act honestly and in good faith with a view to the best interests of the Corporation. Nexen shall provide the Indemnified Party with a copy of the insurance policies, if requested, and shall provide the Indemnified Party with prompt written notice if such insurance is not maintained for any reason.

         (b) The indemnification provided pursuant to this Agreement is intended to be available in all circumstances permitted under the Act and, without limitation, is intended to be available in circumstances where any insurance coverage maintained by Nexen is not available, either because the insurer is denying coverage, the actions are not covered due to an exemption or exclusion from the terms of the insurance policy or otherwise, or where Nexen determined for whatever reason not to obtain or maintain insurance coverage.

6.       INCOME TAX

         Should any payment made pursuant to this Agreement be deemed by any taxing authority to constitute a taxable benefit or otherwise be or become subject to any tax or levy, then Nexen shall pay such greater amount as may be necessary to ensure that the amount received by or on behalf of the Indemnified Party after the payment of or withholding for such tax, is equal to the amount of the costs, charges, expenses or liability actually incurred by or on behalf of the Indemnified Party such that the Indemnified Party shall be indemnified for any and all such taxes.

7.       ASSIGNMENT

         The duties and obligations of Nexen under this Agreement shall be binding upon, and

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         enforceable by the Indemnified Party, against Nexen and its successors and assigns, including any corporation with which Nexen is merged or amalgamated. Nexen covenants and agrees that it shall not, without the consent of the Indemnified Party, transfer of dispose of all or substantially all of its assets or business to any entity that does not agree to assume all of the obligations of Nexen under this Agreement.

8.       EFFECTIVE DATE

         Notwithstanding the date of execution of this Agreement, the terms and provisions hereof shall be effective, binding upon, and enforceable by the parties as of and from the date on which the Indemnified Party was first appointed or elected a director or officer of a Corporation.

9.       INDEMNIFICATION NOT EXCLUSIVE

         The indemnification provided by this Agreement is in addition to the indemnification provided by by-laws of any Corporation or those provided under the legislation governing any Corporation. In addition, the indemnification provided by this Agreement shall be in addition to any right of indemnification, contribution or reimbursement that a director or officer has under applicable law, the constating documents of any Corporation or any other agreement between the director or officer and any Corporation and shall continue for the benefit of the Indemnified Party notwithstanding that he or she may have ceased to be a director or officer of one or more Corporations.

10.      DEFENCE OF CLAIMS

         The Indemnified Party covenants and agrees that, upon becoming aware of any facts or circumstances which may give rise to the Indemnified Party becoming a party, directly or indirectly, to any action, proceeding or inquiry referred to in paragraph 4(a) (a "CLAIM"), the Indemnified Party shall provide written notice to Nexen setting out in reasonable detail the nature of the facts relating to such Claim. Upon receipt of the notice of the Claim, Nexen shall, at its expense and in a timely manner, contest and defend against the Claim or cause the relevant Corporation to contest and defend against the Claim and take all such steps as may be necessary or proper to prevent the resolution thereof in a manner adverse to the Indemnified Party. The Indemnified Party shall fully cooperate with Nexen in taking all such steps. If Nexen does not in a timely manner undertake or cause the contestation or defence of the Claims, the Indemnified Party may do so and such contestation or defence shall be at the expense and risk of Nexen provided that if the outcome of such action, proceeding or inquiry establishes that the Indemnified Party was not entitled to contest or defend the Claim at the risk and expense of Nexen, then the Indemnified Party shall repay to Nexen all amounts paid by Nexen in connection with such contestation or defence pursuant to this section 10 and paragraph 4(f) for which there was no entitlement to indemnification.

11.      OBLIGATIONS OF NEXEN ABSOLUTE

         The obligations of Nexen under this Agreement are absolute and unconditional and shall not be released, discharged or reduced, and the rights of the Indemnified Party hereunder shall not be prejudiced or impaired, by any neglect, delay or forbearance in demanding, requiring or enforcing payment or performance by Nexen of any of its obligations hereunder or by granting any extensions of time for such performance or by

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         waiving any performance (except as to any particular performance which has been waived), or by permitting or consenting to any assignment in bankruptcy, receivership, insolvency or any other creditor's proceedings of or against Nexen or by the winding-up or dissolution of Nexen or any other event or occurrence which would or might otherwise have the effect at law of terminating the obligations of Nexen under this Agreement.

12.      INTERPRETATION

         This Agreement is not intended to, and shall not be interpreted to, authorize a payment of an indemnity contrary to section 124 of the Act.

13.      SEVERABILITY

         If any part of this Agreement or the application of such part to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such part to any other person or circumstance, shall not be affected thereby and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

14.      CHOICE OF LAW

         This Agreement shall be governed and construed in accordance with the laws of Alberta and the laws of Canada applicable therein.


IN WITNESS WHEREOF the parties have executed this agreement on the date first above mentioned.

SIGNED by the Indemnified Party
in the presence of:


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Witness Signature                               [Director or Officer]

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Witness Name

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Witness Address

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Witness Address

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Witness Occupation


                                                NEXEN INC.


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EXHIBIT 10.41 - Directors and Executive Officers who are party to
                Indemnification Agreements made during 2002

         DIRECTOR OR EXECUTIVE OFFICER                 DATE OF AGREEMENT
         -----------------------------                 -----------------
         Charles W. Fischer                            May 2, 2002
         Dennis G. Flanagan                            May 2, 2002
         David A. Hentschel                            May 2, 2002
         S. Barry Jackson                              May 2, 2002
         Kevin J. Jenkins                              May 2, 2002
         Thomas C. O'Neill                             December 10, 2002
         Francis M. Saville, Q.C.                      May 2, 2002
         Richard M. Thomson                            May 2, 2002
         John M. Willson                               May 2, 2002
         Gordon R. Wittman                             May 2, 2002
         Victor J. Zaleschuk                           May 2, 2002
         Laurence Murphy                               May 2, 2002
         Douglas B. Otten                              May 2, 2002
         Marvin F. Romanow                             May 2, 2002
         Thomas A. Sugalski                            May 2, 2002
         John B. McWilliams                            May 2, 2002
         Nancy F. Foster                               May 2, 2002
         Kevin J. Reinhart                             May 2, 2002
         Roger D. Thomas                               May 2, 2002
         Gary H. Nieuwenburg                           May 2, 2002
         Una M. Power                                  May 2, 2002
         Michael J. Harris                             December 10, 2002